UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 29, 2006
OPENTV CORP.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-15473	98-0212376

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (415) 962-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
OpenTV Corp. (the “Company”) previously requested KPMG LLP (“KPMG”) to furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made by the Company in Item 4.01 of the Company’s Current Report on Form 8-K filed with the Commission on July 6, 2006 and, if not, stating the respects in which it does not agree. The purpose of this Amendment No. 1 is to file as Exhibit 16.1 a copy of the letter, dated July 20, 2006, furnished by KPMG.
Item 9.01. Financial Statements And Exhibits.
(c) Exhibits
16.1          Letter from KPMG LLP to the Securities and Exchange Commission dated July 20, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPENTV CORP.
Date: July 20, 2006	By:	/s/ Scott Wornow
		Name:	Scott Wornow
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated July 20, 2006.